UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22133

ALPS VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq.

ALPS Variable Insurance Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 - June 30, 2010

Item 1.	Report to Stockholders.

RED ROCKS
AVS LISTED PRIVATE EQUITY PORTFOLIO

An ALPS Advisors, Inc. Solution

CLASS I & II SHARES

SEMI-ANNUAL REPORT

June 30, 2010

AVS Listed Private Equity Portfolio	Shareholder Letter
June 30, 2010 (Unaudited)

Market Environment

How is one to gain confidence and maintain a long term investment horizon when this market appears to have shaken even the steadiest of hands with anxiety? The new normal is clearly not normal. From growing budget deficits, to persistently low interest rates, to mediocre job growth, to legislative changes, anxiety is in the air. What does this suggest for the future returns of Private Equity? Despite the anxiety and the recent market sell-off, the Private Equity landscape is more attractive than it was a year ago or even six months ago. Valuations have generally increased across the board, balance sheets are much improved and deal activity is robust. Household names such as Toys R Us and HCA, along with newcomer, Tesla Motors, have all filed registration statements to go public. Several strategic, non financial sales have occurred recently and reasonable levels of debt financing are available for deals with quality cash flow projections. Anecdotally, we have found the mood of company management teams to be more upbeat and much less manic.

Portfolio Review

For the six months ended June 30, 2010, the AVS Listed Private Equity Portfolio, Class II shares returned -5.74% net of fees, compared with -4.03% and -9.84% for the S&P Listed Private Equity Index and the MSCI World Index, respectively.

During the period, we made few portfolio changes to the Fund. We added four new securities and we exited three investments. We continue to maintain low turnover in actual holdings because the majority of the Fund’s investments continue to perform well relative to our expectations.

Contributors to performance for the period included: Conversus Capital L.P. (Guernsey), Candover Investments PLC (UK) and KKR & Co (Guernsey). In total, these three companies contributed approximately 2.60% to the overall return of the Fund during the period.

Detractors to performance for the period included: GP Investments LTD (Brazil), Leucadia National Corporation (US), and Blackstone Group LP (US). Together, these three companies detracted approximately 3.75% from the overall return of the Fund during the period.

These companies (contributors and detractors) have all been core holdings of the Fund. We believe that they are in sound financial condition, that they have quality private investments in various stages and that they are represented by thoughtful and intelligent management teams. Additionally, we believe that they are selling at attractive valuations relative to an expected Private Equity-type return.

The Fund continues to be very well diversified from a geographic, industry, vintage and stage of investment perspective, which provides our investors broad exposure to the private equity asset class.

Outlook

We are optimistic and look favorably upon our Listed Private Equity portfolio. Despite that, the general discount of the market prices of our companies to the book value of their underlying assets actually widened during the quarter. We continue to expect the discount gap to correct itself. In support of our expectations, we have seen recent assets sales in the institutional secondary market occur at prices that are very encouraging. We believe that the investors in these transactions have taken the long view and that they will be rewarded over time.

Semi-Annual Report (Unaudited) | June 30, 2010	1

Shareholder Letter	AVS Listed Private Equity Portfolio
June 30, 2010 (Unaudited)

We are uncertain about the pace and the timing of the economic recovery as there are too many moving parts to gain clarity. Our focus in working for you is to find Private Equity companies with strong, proven management teams that are positioning themselves over the long term to take advantage of the recovery.

As always, we appreciate your continued support and interest in the AVS Listed Private Equity Portfolio.

Thank You,

Mark Sunderhuse

Co-Portfolio Manager

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment). There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

2	www.alpsfunds.com

AVS Listed Private Equity Portfolio	Shareholder Letter
June 30, 2010 (Unaudited)

AVS Listed Private Equity Portfolio Performance Summary

Past performance is no guarantee of future results. The illustration below is based on a hypothetical $10,000 investment in each class since inception (4/30/08). All results shown assume reinvestment of dividends and capital gains.

Class I Return of $10,000 based on actual performance

Class I Return of $10,000 based on actual performance

Semi-Annual Report (Unaudited) | June 30, 2010	3

Shareholder Letter	AVS Listed Private Equity Portfolio
June 30, 2010 (Unaudited)

Industry Diversification**

Total Returns (as of June 30, 2010)*

	Six Months	One Year	Average Annual Total Return Since Inception(c)
Class I	-5.67%	18.22%	-27.53%
Class II	-5.74%	18.05%	-27.73%
S&P Listed Private Equity Index (a)	-4.03%	21.74%	-21.51%
The MSCI World Index (b)	-9.84%	10.20%	-13.74%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance data may be higher or lower than actual data quoted. To obtain performance data to the most recent month-end, visit www.alpsfunds.com.

The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

(a)

S&P Listed Private Equity Index The S&P Listed Private Equity Index is comprised of 30 leading listed private equity companies that meet size, liquidity, exposure and activity requirements. The index is designed to provide tradable exposure to the leading publicly listed companies in the private equity space. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b)

MSCI World Index Morgan Stanley Capital International’s market capitalization weighted index is composed of companies representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific Region. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(c)	Portfolio inception date is 4/30/08.
*	The performance does not reflect the impact of costs associated with variable contracts, qualified pension and retirement plans or registered and unregistered separate accounts which when deducted will reduce the return figures shown. As stated in the most recent prospectus, the Portfolio’s gross expense ratio is 8.99% and 6.87% for Class I and Class II shares, respectively. These ratios do not correlate to the gross annualized expense ratios included in the Financial Highlights in this Semi-Annual Report.
**	Provided by Red Rocks Capital LLC. Reflects the percentages of the underlying investments of the listed private equity companies owned by the Fund as of 6/30/10.

4	www.alpsfunds.com

AVS Listed Private Equity Portfolio	Disclosure of Portfolio Expenses
June 30, 2010 (Unaudited)

As a shareholder of AVS Listed Private Equity Portfolio, you will incur only one of two potential types of costs. You will not incur transaction costs, which include sales charges and redemption fees. However, you will incur ongoing costs, including management fees, distribution and service (12b-1) fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2010 and held until June 30, 2010.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Portfolio costs only and do not reflect transaction fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction fees were included, your costs would have been higher.

	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Net Expense Ratio(a)	Expenses Paid During Period 1/1/10 - 6/30/10(b)
Class I
Actual	$ 1,000.00	$ 943.30	1.15%	$ 5.52
Hypothetical	$ 1,000.00	$ 1,019.12	1.15%	$ 5.73
Class II
Actual	$ 1,000.00	$ 942.60	1.40%	$ 6.74
Hypothetical	$ 1,000.00	$ 1,017.85	1.40%	$ 7.00

(a)

Annualized, based on the Portfolio’s net expenses from January 1, 2010 through June 30, 2010. See Financial Highlights for the Portfolio’s gross annualized expense ratios respective to Class I and Class II Shares.

(b)

Expenses are equal to the Portfolio’s annualized net expense ratio, of 1.15% or 1.40% for Class I or Class II shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), then divided by 365.

Note on Fees. If you are an owner of variable annuity contracts or variable life insurance policies (“Contracts”), you may also incur fees associated with the Contracts you purchase, which are not reflected in the example above. Additional information about the cost of investing in the Portfolio is presented in the prospectus for your Contracts through which the Portfolio’s shares are offered to you.

Semi-Annual Report (Unaudited) | June 30, 2010	5

Statement of Investments	AVS Listed Private Equity Portfolio
June 30, 2010 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCKS (72.82%)
COMMUNICATIONS (0.93%)
Internet (0.93%)
Internet Capital Group, Inc. (a)	13,660	$103,816

TOTAL COMMUNICATIONS		103,816

DIVERSIFIED (8.98%)
Diversified Operations (2.00%)
Wendel Investissement	4,400	224,504

Holding Companies-Diversified (6.98%)
Ackermans & van Haaren N.V.	2,900	179,973
HAL Trust	2,900	271,999
Leucadia National Corp. (a)	16,950	330,695

		782,667

TOTAL DIVERSIFIED		1,007,171

FINANCIAL (62.91%)
Closed-End Funds (16.47%)
AP Alternative Assets LP	45,500	278,915
ARC Capital Holdings, Ltd. (a)	199,500	197,505
Candover Investments PLC (a)	15,700	170,887
Electra Private Equity PLC (a)	10,861	195,703
Graphite Enterprise Trust PLC	50,000	210,294
HBM BioVentures AG (a)	4,900	181,844
HgCapital Trust PLC	18,628	222,239
HgCapital Trust PLC (a)	4,035	2,607
Macquarie International Infrastructure Fund, Ltd.	380,000	131,709
Princess Private Equity Holding, Ltd. (a)	31,000	171,308
Private Equity Investor PLC (a)	43,800	84,092

		1,847,103

Diversified Financial Services (18.44%)
Conversus Capital LP (a)	25,000	356,250
GP Investments, Ltd. (a)	75,165	250,689
Intermediate Capital Group PLC	87,000	324,966
KKR & Co. Guernsey LP	69,000	652,740
Onex Corp.	20,100	483,170

		2,067,815

Investment Companies (13.72%)
China Merchants China Direct Investments, Ltd.	102,500	210,610
DeA Capital SpA (a)	66,378	96,999
Eurazeo	4,731	273,862
Investor AB, B Shares	13,500	219,882

6	www.alpsfunds.com

AVS Listed Private Equity Portfolio	Statement of Investments
June 30, 2010 (Unaudited)

	Shares	Value (Note 1)
Investment Companies (continued)
MVC Capital, Inc.	9,200	$118,864
Ratos AB, B Shares	9,300	234,607
RHJ International (a)	21,650	161,761
SVG Capital PLC (a)	101,826	222,274

		1,538,859

Investment Management & Advisory Services (2.06%)
The Blackstone Group LP	24,100	230,396

Venture Capital (12.22%)
3i Group PLC	102,500	407,519
Altamir Amboise (a)	33,700	229,128
Deutsche Beteiligungs AG	8,300	187,566
Dinamia Capital Privado S.C.R., SA	9,700	113,279
GIMV N.V. (a)	6,500	294,970
IP Group PLC (a)	110,304	59,330
JAFCO Co., Ltd.	3,500	78,658

		1,370,450

TOTAL FINANCIAL		7,054,623

TOTAL COMMON STOCKS (Cost $8,868,001)		8,165,610

7-Day Yield		Shares	Value (Note 1)
SHORT TERM INVESTMENTS (0.77%)
MONEY MARKET FUND (0.77%)
Dreyfus Treasury Prime Cash Management Fund, Investor Shares	0.00%(b)	85,809	85,809

TOTAL MONEY MARKET FUND			85,809

TOTAL SHORT TERM INVESTMENTS (Cost $85,809)			85,809

TOTAL INVESTMENTS (73.59%) (Cost $8,953,810)			8,251,419

Other Assets In Excess Of Liabilities (26.41%)			2,961,507

NET ASSETS (100.00%)			$11,212,926

Semi-Annual Report (Unaudited) | June 30, 2010	7

Statement of Investments	AVS Listed Private Equity Portfolio
June 30, 2010 (Unaudited)

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

Corp. - Corporation

Inc. - Incorporated

LP - Limited Partnership

Ltd. - Limited

N.V. - Naamioze Vennootschap is the Dutch term for public limited liability corporation.

PLC - Public Limited Company

SA - Generally designates corporations in various countries mostly employing civil law. This translates literally in all languages mentioned as anonymous company.

SpA - Societea Per Azioni is an Italian shared company.

(a)	Non-Income Producing Security.
(b)	Less than 0.005%.

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are based on third party definitions and are unaudited. The definitions are industry terms and do not reflect the legal status of any of the investments or the companies in which the Portfolio has invested.

See Notes to Financial Statements.

8	www.alpsfunds.com

AVS Listed Private Equity Portfolio	Statement of Assets and Liabilities
June 30, 2010 (Unaudited)

ASSETS:

Investments, at value	$8,251,419
Receivable from advisor	11,825
Receivable for portfolio shares sold	3,003,802
Interest and dividends receivable	23,148
Other assets	14,289

Total Assets	11,304,483

LIABILITIES:

Foreign cash due to custodian (Cost $70)	70
Payable to Custodian due to overdraft	1,279
Payable for portfolio shares redeemed	36,143
Payable for distribution and service fees	2,772
Payable for administrative fees	556
Payable for printing fees	8,453
Payable to custodian	6,718
Payable for legal fees	12,705
Payable for audit fees	22,802
Accrued expenses and other liabilities	59

Total Liabilities	91,557

Net Assets	$11,212,926

NET ASSETS CONSIST OF:

Paid-in capital	$11,844,566
Undistributed net investment income	136,943
Accumulated net realized loss on investments and foreign currency transactions	(65,944)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(702,639)

Net Assets	$11,212,926

Investments, at Cost	$8,953,810

Semi-Annual Report (Unaudited) | June 30, 2010	9

Statement of Assets and Liabilities	AVS Listed Private Equity Portfolio
June 30, 2010 (Unaudited)

PRICING OF SHARES:

Class I:
Net Assets	$24,884
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	8,793

Net assets value, offering and redemption price per share	$2.83

Class II:
Net Assets	$11,188,042
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,268,933

Net assets value, offering and redemption price per share	$4.93

See Notes to Financial Statements.

10	www.alpsfunds.com

AVS Listed Private Equity Portfolio	Statement of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

INVESTMENT INCOME:

Dividends (Net of withholding taxes of $6,795)	$95,339

Total Investment Income	95,339

EXPENSES:

Investment advisory fee	36,393
Administration fee	3,425
Distribution and service fees - Class II	17,093
Transfer agent fees	37
Custodian fees	24,167
Legal fees	25,702
Audit fees	17,402
Trustees’ fees and expenses	18,070
Reports to shareholder and printing fees	11,188
Insurance fees	6,852
Other expenses	7,575

Total expenses before waiver	167,904

Less fees waived/reimbursed by investment advisor:
Class I	(344)
Class II	(107,531)

Total Net Expenses	60,029

Net Investment Income	35,310

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized gain on investments	735,532
Net realized loss on foreign currency transactions	(94,877)
Net change in unrealized depreciation on investments	(1,513,005)
Net change in unrealized depreciation on foreign currency translations	(247)

Net Realized and Unrealized Loss on Investments	(872,597)

Net Decrease in Net Assets Resulting from Operations	$(837,287)

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2010	11

Statements of Changes in Net Assets	AVS Listed Private Equity Portfolio

	For the Six Months Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009

OPERATIONS:

Net investment income	$35,310	$22,727
Net realized gain/(loss) on investments and foreign currency transactions	640,655	(351,043)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(1,513,252)	1,659,736

Net Increase/(Decrease) in net assets resulting from operations	(837,287)	1,331,420

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
Class I	–	(11,190)
Class II	–	(25,914)

Total distributions	–	(37,104)

SHARE TRANSACTIONS:

Class I
Issued to shareholders in reinvestment of distributions	–	11,190

Net increase from share transactions	–	11,190

Class II
Proceeds from sale of shares	7,812,871	6,920,806
Issued to shareholders in reinvestment of distributions	–	25,914
Cost of shares redeemed	(3,765,403)	(1,571,309)

Net increase from share transactions	4,047,468	5,375,411

Net increase in net assets	3,210,181	6,680,917

NET ASSETS:

Beginning of period	8,002,745	1,321,828

End of period*	$11,212,926	$8,002,745

*Includes undistributed net investment income of:	$136,943	$101,633

12	www.alpsfunds.com

AVS Listed Private Equity Portfolio	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009

OTHER INFORMATION - SHARES:

Class I
Issued to shareholders in reinvestments of distributions	–	3,793

Net increase in shares outstanding	–	3,793

Class II
Sold	1,467,587	1,521,662
Issued to shareholders in reinvestments of distributions	–	5,032
Redeemed	(724,264)	(348,696)

Net increase in shares outstanding	743,323	1,177,998

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2010	13

Financial Highlights	AVS Listed Private Equity Portfolio
For a share outstanding throughout the periods presented.	Class I

	Class I
	For the Six Months Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009	For the Period April 30, 2008 (inception) to December 31, 2008

Net asset value - beginning of period	$3.00	$3.76	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	0.93	0.17
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.18)	0.55	(6.41)

Total from investment operations	(0.17)	1.48	(6.24)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	–	(2.24)	–

Total distributions	–	(2.24)	–

Net decrease in net asset value	(0.17)	(0.76)	(6.24)

Net asset value - end of period	$2.83	$3.00	$3.76

Total Return	(5.67)%(a)	40.32%	(62.40)%(a)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$25	$26	$19
Net investment income including reimbursement/waiver	1.03%(b)	1.29%	3.46%(b)
Operating expenses including reimbursement/waiver	1.15%(b)	1.15%	1.15%(b)
Operating expenses excluding reimbursement/waiver	3.69%(b)	8.83%	48.43%(b)
Portfolio turnover rate(c)	49%	51%	27%

(a)	Total returns for periods less than one year are not annualized.
(b)	Annualized.
(c)

A portfolio turnover rate is the percentage computed by taking the lesser of the purchases and sales of portfolio securities (excluding securities with a maturity date of less than one year or less at the time of acquisition) for a period dividing it by the monthly average market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 2010 were $5,148,207 and $4,188,197.

See Notes to Financial Statements.

14	www.alpsfunds.com

AVS Listed Private Equity Portfolio	Financial Highlights
Class II	For a share outstanding throughout the periods presented.

	Class II
	For the Six Months Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009	For the Period April 30, 2008 (inception) to December 31, 2008

Net asset value - beginning of period	$5.23	$3.75	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02	0.00(a)	0.04
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.32)	1.50	(6.29)

Total from investment operations	(0.30)	1.50	(6.25)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	–	(0.02)	–

Total distributions	–	(0.02)	–

Net increase/(decrease) in net asset value	(0.30)	1.48	(6.25)

Net asset value - end of period	$4.93	$5.23	$3.75

Total Return	(5.74)%(b)	39.93%	(62.50)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$11,188	$7,976	$1,303
Net investment income including reimbursement/waiver	0.82%(c)	0.66%	2.39%(c)
Operating expenses including reimbursement/waiver	1.40%(c)	1.40%	1.40%(c)
Operating expenses excluding reimbursement/waiver	3.92%(c)	6.71%	25.97%(c)
Portfolio turnover rate(d)	49%	51%	27%

(a)	Less than $0.005.
(b)	Total returns for periods less than one year are not annualized.
(c)	Annualized.
(d)

A portfolio turnover rate is the percentage computed by taking the lesser of the purchases and sales of portfolio securities (excluding securities with a maturity date of less than one year or less at the time of acquisition) for a period dividing it by the monthly average market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 2010 were $5,148,207 and $4,188,197.

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2010	15

Notes to Financial Statements	AVS Listed Private Equity Portfolio
June 30, 2010 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ALPS Variable Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Delaware business trust by a Declaration of Trust dated September 17, 2007. The Trust consists of one series, the AVS Listed Private Equity Portfolio (the “Portfolio”). The Portfolio offers Class I and Class II shares (collectively, the “Classes” and individually, each a “Class”).

The Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies. The Portfolio also may be used as an investment vehicle for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolio are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies, and to qualified pension and retirement plans and registered and unregistered separate accounts. Shares are not offered to the general public.

The Trust’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation: The Board of Trustees (“Board” or “Trustees”) has approved procedures to be used to value the Portfolio’s securities for the purposes of determining the Portfolio’s net asset value (“NAV”). The valuation of the securities of the Portfolio is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Portfolio to ALPS Fund Services, Inc. (“ALPS” or the “Administrator”).

The Portfolio generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Portfolio will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

The Portfolio’s currency valuations, if any, are done as of the close of regularly scheduled trading on the NYSE, which is usually at 4:00 p.m. Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Portfolio’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Portfolio’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-

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AVS Listed Private Equity Portfolio	Notes to Financial Statements
June 30, 2010 (Unaudited)

term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because the Portfolio invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), the Portfolio may use fair valuation procedures more frequently than portfolios that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). The Portfolio may also use fair value procedures if the Fair Value Committee determines that a significant event has occurred between the time at which a market price is determined and the time at which the Portfolio’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Portfolio prices its shares.

The Portfolio may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Portfolio values its securities. In addition, the Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S securities. The Portfolio’s use of fair value pricing may help deter ”stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another portfolio using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value, and the difference between fair value and the price of the securities may be material.

Fair Valuation Measurements: A three-tier hierarchy has been established to classify the inputs used for fair value measurements. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Portfolio’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity

Semi-Annual Report (Unaudited) | June 30, 2010	17

Notes to Financial Statements	AVS Listed Private Equity Portfolio
June 30, 2010 (Unaudited)

associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2010.

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$8,165,610	$–	$–	$8,165,610
Short Term Investments	85,809	–	–	85,809

Total	$8,251,419	$–	$–	$8,251,419

* For detailed industry descriptions, please refer to the Portfolio of Investments.

For the six-months ended June 30, 2010, the Fund did not have any significant transfers between Level 1 and Level 2 securities. For the six-months ended June 30, 2010, the Portfolio did not have any significant unobservable inputs (Level 3) in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Investment Transactions: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are determined on an identified cost basis, which is the same basis the Portfolio uses for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund in the following year.

Foreign Securities: The Portfolio may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate the Portfolio, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

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AVS Listed Private Equity Portfolio	Notes to Financial Statements
June 30, 2010 (Unaudited)

Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign exchange rates are included in net realized loss on foreign currency transactions and net change in unrealized appreciation on translation of assets and liabilities in foreign currencies line items, respectively.

Forward Foreign Currency Transactions: The Portfolio may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the Portfolio’s financial statements. The Portfolio records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. The Funds did not have forward foreign currency contracts at June 30, 2010.

Expenses: Each Class of shares shall bear expenses, not including advisory or custodial fees or other expenses related to the management of the Portfolio’s assets that are directly attributable to the kind or degree of services rendered to that Class (“Class Expenses”). Expenses that cannot be directly attributed to a class are apportioned among the Classes based on average net assets.

Expenses, including the management fee or the fee of other service providers, may be waived or reimbursed by the Portfolio’s investment Adviser, Sub-Adviser, principal underwriter, or any other provider of services to the Portfolio with respect to each Class of the Portfolio on a class by class basis.

Use of Estimates: The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect (a) the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and (b) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and for interim periods within those fiscal years. Regarding the disclosures effective for fiscal periods beginning after December 15, 2009, management determined the ASU did not have a material effect on the Portfolios’ financial disclosures contained in this Report. Regarding the disclosures not yet effective, management is currently evaluating the impact the adoption of the ASU will have on the Portfolios’ financial statement disclosures.

Semi-Annual Report (Unaudited) | June 30, 2010	19

Notes to Financial Statements	AVS Listed Private Equity Portfolio
June 30, 2010 (Unaudited)

Income Taxes: For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M the Internal Revenue Code by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

During the fiscal year ended December 31, 2009, the Portfolio did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Portfolio files income tax returns in the U.S. federal jurisdiction and Colorado. For the initial year ended December 31, 2008, and the fiscal year ended December 31, 2009, the Portfolio’s returns are open to examination by the appropriate taxing authority. As of June 30, 2010 there were no uncertain tax positions.

The Treasury Department has issued Regulations under Internal Revenue Code Section 817(h) that pertain to diversification requirements for variable annuity and variable life insurance contracts. The Portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Internal Revenue Code Subchapter M and the 1940 Act.

Distributions to Shareholders: The Portfolio currently intends to declare and pay dividends, if any, on an annual basis. All dividends and capital gains distributions paid by the Portfolio will be automatically reinvested, at net asset value, in additional shares of the Portfolio unless otherwise indicated. There is no fixed dividend rate and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. Any net capital gain earned by the Portfolio is distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Portfolio on the ex-dividend date.

The tax character of the distributions paid by the Portfolio for the year ended December 31, 2009 were as follows:

2009
Distributions paid from:
Ordinary Income	$37,104
Long-Term Capital Gain	–

Total	$37,104

2. FEDERAL TAXES:

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

2009
Undistributed Ordinary Income	$515,685
Accumulated Capital Loss	(254,988)
Unrealized Depreciation	(21,026)
Other Cumulative Effect of Timing Differences	(34,024)

Total	$205,647

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AVS Listed Private Equity Portfolio	Notes to Financial Statements
June 30, 2010 (Unaudited)

The tax components of distributable earnings are determined in accordance with income regulations which may differ from composition of net assets reported under generally accepted accounting principles. Accordingly, for the period ended December 31, 2009, certain differences were reclassified. These differences were primarily due to the differing tax treatment of wash sales and certain investments. The amounts reclassified did not affect net assets. The reclassifications were as follows:

2009
Undistributed Net Investment Income	$105,383
Accumulated Capital Loss	(105,192)
Paid in Capital	(191)

Net unrealized appreciation/depreciation of investments based on federal tax cost as of June 30, 2010, were as follows:

2010
Gross appreciation (excess of value over tax cost)	$59,001
Gross depreciation (excess of tax cost over value)	(1,046,773)

Net unrealized depreciation	$(987,772)

Cost of investments for income tax purposes	$9,239,191

At December 31, 2009, the Portfolio had available for tax purposes unused capital loss carryovers of $31,301 and $223,687, expiring December 31, 2016 and December 31, 2017, respectively.

The Portfolio has elected to defer to its fiscal year ending December 31, 2010 approximately $13,439 of capital losses and $630 of foreign currency losses recognized during the period from November 1, 2009 to December 31, 2009.

3. INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

ALPS Advisors, Inc. (the “Advisor” or “AAI”), subject to the authority of the Trustees, is responsible for the overall management and administration of the Portfolio’s business affairs. The Advisor is registered with the Securities and Exchange Commission as an investment adviser. The Advisor has delegated daily management of Portfolio assets to Red Rocks Capital, LLC (the “Sub-Advisor” or “RRC”), who is paid by the Advisor and not the Portfolio. The Sub-Advisor is engaged to manage the investments of the Portfolio in accordance with its investment objective, policies and limitations and any investment guidelines established by the Advisor and the Trustees.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Portfolio pays the Advisor an annual management fee of 0.85% based on the Portfolio’s average daily net assets. The management fee is paid on a monthly basis. The Advisor pays the Sub-Advisor an annual sub-advisory management fee of 0.57% based on the Portfolio’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Advisor is required to pay all fees due to the Sub-Advisor out of the management fee the Advisor receives from the Portfolio.

The Advisor and Sub-Advisor have given a contractual agreement to the Portfolio to limit the amount of the Portfolio’s total annual expenses, exclusive of distribution and service (12b-1) fees,

Semi-Annual Report (Unaudited) | June 30, 2010	21

Notes to Financial Statements	AVS Listed Private Equity Portfolio
June 30, 2010 (Unaudited)

acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 1.15% of the Portfolio’s average daily net assets. This agreement is in effect through May 1, 2011 and is reevaluated on an annual basis. The Portfolio’s organizational expenses have been borne by the Advisor. In addition, the Advisor has agreed that any waivers or reimbursements incurred by the Advisor through May 1, 2011 will be allocated solely to the Advisor.

4. OTHER AGREEMENTS

Distribution Agreement: ALPS Distributors, Inc. (an affiliate of ALPS and AAI) (the “Distributor” or “ADI”) serves as the principal underwriter and national distributor for the shares of the Portfolio pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Portfolio, and ADI has agreed to use its best efforts to solicit orders for the sale of Portfolio shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

The Trustees have adopted a separate plan of distribution for each Class pursuant to Rule 12b-1 under the 1940 Act for the Portfolio (each, a ”Distribution Plan” and collectively, the “Distribution Plans”). The Class I shares have adopted a Defensive Distribution Plan that recognizes that AAI may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services. The Class II Distribution Plan permits the use of the Portfolio’s assets to compensate the Distributor for its services and costs in distributing shares and servicing shareholder accounts.

The annual 12b-1 fee rates for the Portfolio by share Class are outlined below. These are shown as a percentage of average annual net assets.

Class I	0.00%

Class II	0.25%

Fund Accounting and Administration Agreement: ALPS (an affiliate of ADI and AAI) serves as administrator to the Portfolio and has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to an Administrative Agreement, ALPS will provide operational services to the Portfolio including, but not limited to fund accounting, fund administration, and generally assist in the Portfolio’s operations. The Annual Administrative Fee will be billed monthly, in the amount of (i) 8 basis points of Trust’s average net assets between $0 -$500 million; and (ii) 6 basis points of Trust’s average net assets between $500 million -$1 billion; and (iii) 4 basis points of Trust’s average net assets over $1 billion.

Transfer Agency and Service Agreement: ALPS serves as Transfer Agent to the Portfolio pursuant to a Transfer Agency and Services Agreement with the Advisor. As Transfer Agent, ALPS has, among other things, agreed to (a) issue and redeem shares of the Portfolio; (b) make dividend and other distributions to shareholders of the Portfolio; (c) effect transfers of shares; (d) mail communications to shareholders of the Portfolio, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts.

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AVS Listed Private Equity Portfolio	Notes to Financial Statements
June 30, 2010 (Unaudited)

5. TRUSTEES AND OFFICERS

The overall responsibility for oversight of the Portfolio rests with the Board of Trustees of the Trust. As of June 30, 2010, there were four Trustees, three of whom are “Independent Trustees” of the Portfolio within the meaning of that term under the 1940 Act. Each Independent Trustee receives an annual retainer of $6,000, per meeting fee of $1,000, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. The Interested Trustee receives no compensation from the Portfolio.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. SUBSEQUENT EVENTS

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2010 through the date of issuance of the Portfolio’s financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Semi-Annual Report (Unaudited) | June 30, 2010	23

Additional Information	AVS Listed Private Equity Portfolio
June 30, 2010 (Unaudited)

1. PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Portfolio’s Form N-Q are available without a charge, upon request by, contacting your insurance company or plan sponsor, calling (866) 514-3949 or accessing the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplication fee charges, by calling 1-202-551-8090. This information can be obtained by electronic request at the following e-mail address: publicinfo@sec.gov.

2. PORTFOLIO PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Portfolio policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Portfolio for the most recent 12-month period ending June 30, are available without charge, upon request, by contacting your insurance company or plan sponsor, calling (866) 514-3949 or accessing the Commission website at http://www.sec.gov.

24	www.alpsfunds.com

RED ROCKS
AVS LISTED PRIVATE EQUITY PORTFOLIO

An ALPS Advisors, Inc. Solution

This report must be preceded or accompanied by a prospectus.
ALPS Distributors, Inc., distributor for the AVS Listed Private Equity Portfolio.

AVS000199 2/28/11

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to Registrant.

Item 6.	Investments.

(a) Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS VARIABLE INSURANCE TRUST

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Executive Officer)
President

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Executive Officer)
President

Date: August 27, 2010

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date: August 27, 2010